UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 1, 2007
webMethods, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15681	54-1807654

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3877 Fairfax Ridge Road, South Tower, Fairfax, Virginia		22030

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	703-460-2500
Not Applicable
Former name or former address, if changed since last report
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
The following information, including the exhibit attached hereto, is being furnished to the Securities and Exchange Commission under Item 2.02 — Results of Operations and Financial Condition and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.
On February 1, 2007, webMethods, Inc. issued a press release announcing financial results for its fiscal third quarter ended December 31, 2006. That press release is furnished as Exhibit 99.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit 99.1 Press Release dated February 1, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

webMethods, Inc.
February 1, 2007	By:	/S/ DAVID MITCHELL
		Name:	David Mitchell
		Title:	President and Chief Executive Officer